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                                                                      Exhibit 10

                                CREDIT AGREEMENT


                           DATED AS OF AUGUST 30, 1998


                                      AMONG


                            GENLYTE THOMAS GROUP LLC


                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                                  AS AGENT AND
                                  ISSUING BANK


                                       AND

                               THE OTHER FINANCIAL
                            INSTITUTIONS PARTY HERETO





                     --------------------------------------

                                   ARRANGED BY
                         BANCAMERICA ROBERTSON STEPHENS


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                                                  TABLE OF CONTENTS

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ARTICLE I:   DEFINITIONS..........................................................................................1

   1.01     CERTAIN DEFINED TERMS.................................................................................1
   1.02     OTHER INTERPRETIVE PROVISIONS........................................................................16
   1.03     ACCOUNTING PRINCIPLES................................................................................17

ARTICLE II:   THE CREDITS........................................................................................18

   2.01     AMOUNTS AND TERMS OF COMMITMENTS.....................................................................18
   2.02     LOAN ACCOUNTS........................................................................................18
   2.03     PROCEDURE FOR BORROWING..............................................................................19
   2.04     CONVERSION AND CONTINUATION ELECTIONS................................................................20
   2.05     VOLUNTARY TERMINATION OR REDUCTION OF COMMITMENTS....................................................21
   2.06     OPTIONAL PREPAYMENTS.................................................................................22
   2.07     MANDATORY COLLATERALIZATION OF L/C OBLIGATIONS; MANDATORY PREPAYMENTS................................22
   2.08     REPAYMENT............................................................................................22
   2.09     INTEREST.............................................................................................22
   2.10     FEES.................................................................................................23
      (a)   Arrangement, Agency Fees.............................................................................23
      (b)   Commitment Fees......................................................................................23
   2.11     COMPUTATION OF FEES AND INTEREST.....................................................................24
   2.12     PAYMENTS.............................................................................................24
   2.13     PAYMENTS BY THE BANKS TO THE AGENT...................................................................24
   2.14     SHARING OF PAYMENTS, ETC.............................................................................25

ARTICLE III:   THE LETTERS OF CREDIT.............................................................................26

   3.01     THE LETTER OF CREDIT SUBFACILITY.....................................................................26
   3.02     ISSUANCE, AMENDMENT AND RENEWAL OF LETTERS OF CREDIT.................................................27
   3.03     EXISTING BOFA LETTERS OF CREDIT; RISK PARTICIPATIONS, DRAWINGS AND REIMBURSEMENTS....................29
   3.04     REPAYMENT OF PARTICIPATIONS..........................................................................31
   3.05     ROLE OF THE ISSUING BANK.............................................................................31
   3.06     OBLIGATIONS ABSOLUTE.................................................................................32
   3.07     CASH COLLATERAL PLEDGE...............................................................................33
   3.08     LETTER OF CREDIT FEES................................................................................33
   3.09     UNIFORM CUSTOMS AND PRACTICE.........................................................................34

ARTICLE IV:   TAXES, YIELD PROTECTION AND ILLEGALITY.............................................................35

   4.01     TAXES................................................................................................35
   4.02     ILLEGALITY...........................................................................................36
   4.03     INCREASED COSTS AND REDUCTION OF RETURN..............................................................36
   4.04     FUNDING LOSSES.......................................................................................37
   4.05     INABILITY TO DETERMINE RATES.........................................................................38
   4.06     RESERVES ON OFFSHORE RATE LOANS......................................................................38
   4.07     CERTIFICATES OF BANKS................................................................................38
   4.08     SUBSTITUTION OF BANKS................................................................................38
   4.09     SURVIVAL.............................................................................................39
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ARTICLE V:   CONDITIONS PRECEDENT................................................................................40

   5.01     CONDITIONS OF INITIAL CREDIT EXTENSIONS..............................................................40
      (a)   Credit Agreement.....................................................................................40
      (b)   Evidence of Organization and Organizational Action...................................................40
      (c)   Legal Opinion........................................................................................40
      (d)   Payment of Fees......................................................................................40
      (e)   Certificate..........................................................................................41
      (f)   Payment under Existing Agreement.....................................................................41
      (g)   Formation Conditions.................................................................................41
      (h)   Financial Statements.................................................................................41
      (i)   Other Documents......................................................................................41
   5.02     CONDITIONS TO ALL CREDIT EXTENSIONS..................................................................42
      (a)   Notice, Application..................................................................................42
      (b)   Continuation of Representations and Warranties.......................................................42
      (c)   No Existing Default..................................................................................42

ARTICLE VI:   REPRESENTATIONS AND WARRANTIES.....................................................................43

   6.01     LLC EXISTENCE AND POWER..............................................................................43
   6.02     CORPORATE AUTHORIZATION; NO CONTRAVENTION............................................................43
   6.03     GOVERNMENTAL AUTHORIZATION...........................................................................43
   6.04     BINDING EFFECT.......................................................................................44
   6.05     LITIGATION...........................................................................................44
   6.06     NO DEFAULT...........................................................................................44
   6.07     ERISA COMPLIANCE.....................................................................................44
   6.08     USE OF PROCEEDS; MARGIN REGULATIONS..................................................................45
   6.09     TITLE TO PROPERTIES..................................................................................45
   6.10     TAXES................................................................................................45
   6.11     FINANCIAL CONDITION..................................................................................45
   6.12     ENVIRONMENTAL MATTERS................................................................................46
   6.13     REGULATED ENTITIES...................................................................................46
   6.14     NO BURDENSOME RESTRICTIONS...........................................................................46
   6.15     COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES, ETC....................................................46
   6.16     SUBSIDIARIES.........................................................................................46
   6.17     INSURANCE............................................................................................46
   6.18     FULL DISCLOSURE......................................................................................47
   6.19     YEAR 2000............................................................................................47
   6.20     SECURITY INTERESTS...................................................................................47

ARTICLE VII:   AFFIRMATIVE COVENANTS.............................................................................48

   7.01     FINANCIAL STATEMENTS.................................................................................48
   7.02     CERTIFICATES; OTHER INFORMATION......................................................................48
   7.03     NOTICES..............................................................................................49
   7.04     PRESERVATION OF EXISTENCE, ETC.......................................................................50
   7.05     MAINTENANCE OF PROPERTY..............................................................................50
   7.06     INSURANCE............................................................................................50
   7.07     PAYMENT OF OBLIGATIONS...............................................................................50
   7.08     COMPLIANCE WITH LAWS.................................................................................51
   7.09     COMPLIANCE WITH ERISA................................................................................51
   7.10     INSPECTION OF PROPERTY AND BOOKS AND RECORDS.........................................................51
   7.11     ENVIRONMENTAL LAWS...................................................................................51
   7.12     USE OF PROCEEDS......................................................................................51
   7.13     FURTHER ASSURANCES...................................................................................51
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ARTICLE VIII:   NEGATIVE COVENANTS...............................................................................53

   8.01     LIMITATION ON LIENS..................................................................................53
   8.02     DISPOSITION OF ASSETS................................................................................54
   8.03     CONSOLIDATIONS AND MERGERS...........................................................................55
   8.04     LOANS AND INVESTMENTS................................................................................55
   8.05     LIMITATION ON INDEBTEDNESS...........................................................................56
   8.06     TRANSACTIONS WITH AFFILIATES.........................................................................56
   8.07     USE OF PROCEEDS......................................................................................56
   8.08     CONTINGENT OBLIGATIONS...............................................................................57
   8.09     LEASE OBLIGATIONS....................................................................................57
   8.10     RESTRICTED PAYMENTS..................................................................................58
   8.11     CHANGE IN BUSINESS...................................................................................58
   8.12     ACCOUNTING CHANGES...................................................................................58
   8.13     FINANCIAL COVENANTS..................................................................................58
   8.14     LIMITATION ON OPTIONAL PAYMENTS OF SUBORDINATED DEBT AND MODIFICATIONS
            OF RELATED DEBT......................................................................................59

ARTICLE IX:   EVENTS OF DEFAULT..................................................................................60

   9.01     EVENT OF DEFAULT.....................................................................................60
      (a)   Non-Payment..........................................................................................60
      (b)   Representation or Warranty...........................................................................60
      (c)   Specific Defaults....................................................................................60
      (d)   Other Defaults.......................................................................................60
      (e)   Cross-Default........................................................................................60
      (f)   Insolvency; Voluntary Proceedings....................................................................61
      (g)   Involuntary Proceedings..............................................................................61
      (h)   ERISA................................................................................................61
      (i)   Monetary Judgments...................................................................................61
      (j)   Non-Monetary Judgments...............................................................................62
      (k)   Change of Control....................................................................................62
      (l)   Collateral...........................................................................................62
      (m)   Related Agreements...................................................................................62
   9.02     REMEDIES.............................................................................................62
   9.03     RIGHTS NOT EXCLUSIVE.................................................................................63

ARTICLE X:   THE AGENT...........................................................................................64

   10.01    APPOINTMENT AND AUTHORIZATION; "AGENT"...............................................................64
   10.02    DELEGATION OF DUTIES.................................................................................64
   10.03    LIABILITY OF AGENT...................................................................................64
   10.04    RELIANCE BY AGENT....................................................................................65
   10.05    NOTICE OF DEFAULT....................................................................................65
   10.06    CREDIT DECISION......................................................................................66
   10.07    INDEMNIFICATION OF AGENT.............................................................................66
   10.08    AGENT IN INDIVIDUAL CAPACITY.........................................................................66
   10.09    SUCCESSOR AGENT......................................................................................67
   10.10    WITHHOLDING TAX......................................................................................67
   10.11    CO-AGENTS; LEAD MANAGERS.............................................................................69
   10.12    AGENCY PROVISIONS....................................................................................69

ARTICLE XI:   MISCELLANEOUS......................................................................................70

   11.01    AMENDMENTS AND WAIVERS...............................................................................70
   11.02    NOTICES..............................................................................................71
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   11.03    NO WAIVER; CUMULATIVE REMEDIES.......................................................................71
   11.04    COSTS AND EXPENSES...................................................................................72
   11.05    COMPANY INDEMNIFICATION..............................................................................72
   11.06    PAYMENTS SET ASIDE...................................................................................72
   11.07    SUCCESSORS AND ASSIGNS...............................................................................73
   11.08    ASSIGNMENTS, PARTICIPATIONS, ETC.....................................................................73
   11.09    CONFIDENTIALITY......................................................................................74
   11.10    SET-OFF..............................................................................................75
   11.11    NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC......................................................75
   11.12    COUNTERPARTS.........................................................................................75
   11.13    SEVERABILITY.........................................................................................75
   11.14    NO THIRD PARTIES BENEFITED...........................................................................76
   11.15    GOVERNING LAW AND JURISDICTION.......................................................................76
   11.16    WAIVER OF JURY TRIAL.................................................................................76
   11.17    ENTIRE AGREEMENT.....................................................................................77

SCHEDULES
Schedule 2.01         Commitments
Schedule 3.03         Existing BofA Letters of Credit
Schedule 6.07         ERISA
Schedule 6.12         Environmental Matters
Schedule 6.15         Intellectual Property Litigation Resulting in a Material Adverse Effect
Schedule 6.16         Subsidiaries and Minority Interests
Schedule 6.17         Insurance Matters
Schedule 8.01         Permitted Liens
Schedule 8.05         Permitted Indebtedness
Schedule 8.08         Contingent Obligations
Schedule 11.02        Lending Offices; Addresses for Notices

EXHIBITS
Exhibit A             Form of Notice of Borrowing
Exhibit B             Form of Notice of Conversion/Continuation
Exhibit C             Form of Compliance Certificate
Exhibit D             Form of Legal Opinion of Company's Counsel
Exhibit E             Form of Assignment and Acceptance
Exhibit F             Pricing Schedule
Exhibit G             Increase of Commitments
Exhibit H             Supplement
Exhibit I             Pledge Agreement
Exhibit J             Security Agreement
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                                                         iv

                                CREDIT AGREEMENT

         This CREDIT AGREEMENT is entered into as of August 30, 1998, among GENLYTE THOMAS GROUP LLC, a Delaware limited liability company (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings Association, as Issuing Bank and as Agent for the Banks.

         WHEREAS, the Banks have agreed to make available to the Company a revolving credit facility with a letter of credit subfacility upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.01 CERTAIN DEFINED TERMS. The following terms have the following meanings:

                  "ACQUISITION" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary); PROVIDED THAT the Company or the Subsidiary is the surviving entity.

                  "AFFILIATE" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

                  "AGENT" means BofA in its capacity as agent for the Banks hereunder, and any successor agent arising under SECTION 10.09.

                  "AGENT'S PAYMENT OFFICE" means the address for payments set forth on SCHEDULE 11.02 or such other address as the Agent may from time to time specify.

                  "AGENT-RELATED PERSONS" means BofA and any successor agent arising under SECTION 10.09 and any successor letter of credit issuing bank hereunder, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "AGREEMENT" means this Credit Agreement.

                  "ARRANGER" means BancAmerica Robertson Stephens, a Delaware corporation.

                  "ASSIGNEE" has the meaning specified in SUBSECTION 11.08(A).

                  "ATTORNEY COSTS" means and includes all reasonable fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

                  "BANK" has the meaning specified in the introductory clause hereto. References to the "Banks" shall include BofA, including in its capacity as Issuing Bank; for purposes of clarification only, to the extent that BofA may have any rights or obligations in addition to those of the Banks due to its status as Issuing Bank, its status as such will be specifically referenced.

                  "BANKRUPTCY CODE" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss.101, ET SEQ.).

                  "BASE RATE" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.)

                  Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "BASE RATE LOAN" means a Revolving Loan, or an L/C Advance, that bears interest based on the Base Rate.

                  "BOFA" means Bank of America National Trust and Savings Association, a national banking association.

                  "BORROWING" means a borrowing hereunder consisting of Revolving Loans of the same Type made to the Company on the same day by the Banks under ARTICLE II, and, other than in the case of Base Rate Loans, having the same Interest Period.

                  "BORROWING DATE" means any date on which a Borrowing occurs under SECTION 2.03.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by


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

         law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

                  "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

                  "CAPITALIZATION AGREEMENTS" means the capitalization agreement between GT Lighting, LLC and The Genlyte Group Incorporated dated as of April 28, 1998 and the capitalization agreement among GT Lighting, LLC and Thomas Industries Inc., Tupelo Holdings Inc., Thomas Industries Holdings Inc., Gardco Mfg, Inc., Capri Lighting, Inc., Thomas Imports, Inc., and TI Industries Corporation.

                  "CASH COLLATERALIZE" means to pledge and deposit with or deliver to the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Agent and the Issuing Bank (which documents are hereby consented to by the Banks).

                  "CHANGE OF CONTROL" means any change in or transfer of the "Percentage Interest" (as defined in the Company Operating Agreement) which results in the Members existing on the Closing Date owning directly or through their wholly-owned subsidiaries less than 66.7% of the "Percentage Interests" of the Company in the aggregate.

                  "CLOSING DATE" means the date on which all conditions precedent set forth in SECTION 5.01 are satisfied or waived by all Banks (or, in the case of SUBSECTION 5.01(E), waived by the Person entitled to receive such payment).

                  "CODE"   means  the  Internal   Revenue  Code  of  1986,   and
         regulations promulgated thereunder.

                  "COLLATERAL" means all of the collateral covered by the Collateral Documents.

                  "COLLATERAL DOCUMENTS" means collectively the Security Agreement, the Pledge Agreement, the Deeds of Trust and any other security agreement, pledge agreement, deed of trust, mortgage or other collateral security agreement herewith executed and delivered by the Company to secure the Obligations.

                  "COMMITMENT",  as to each Bank,  has the meaning  specified in
         Section 2.01.

                  "COMMITMENT FEE RATE" means the percentage set forth in the Pricing Schedule with respect to the Commitment Fee Rate.


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


                  "COMPANY CERTIFICATE OF FORMATION" means the Certificate of Formation of the Company, dated April 24, 1998, as such Certificate of Formation may be amended or otherwise modified from time to time.

                  "COMPANY OPERATING AGREEMENT" means the Limited Liability Company Agreement of the Company, dated April 28, 1998, among the Company and its Members, as the same may be amended, supplemented or otherwise modified from time to time.

                  "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT C.

                  "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise for the primary purpose of assuring or holding harmless the holder of any such primary obligation against loss in respect thereof (each, a "GUARANTY OBLIGATION"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made (or any lower stated cap on such Person's liability in respect thereof) or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof and, in the case of Contingent Obligations in respect of Swap Contracts, shall be equal to the Swap Termination Value.

                  "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

                  "CONVERSION/CONTINUATION  DATE" means any date on which, under
         Section 2.04, the Company (a) converts Loans of one Type to another Type, or (b) continues as Loans of


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

         the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

                  "COVERAGE RATIO" means, for any fiscal quarter, the ratio of EBIT to Interest Expense.

                  "CREDIT EXTENSION" means and includes (a) the making of any Revolving Loans hereunder, and (b) the Issuance of any Letters of Credit hereunder (including the Existing BofA Letters of Credit).

                  "DEFAULT" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

                  "DOLLARS", "DOLLARS" and "$" each mean lawful money of the United States.

                  "EBIT" means, for any period, the sum of (a) Net Income; (b) all Interest Expense to the extent used in the determination of the Net Income; and (c) all taxes accrued for such period on or measured by income to the extent included in the determination of such Net Income; PROVIDED, HOWEVER, that Net Income shall be computed for the purposes of this definition without giving effect to (i) extraordinary losses or extraordinary gains for such period or (ii) to separately reported non-recurring restructuring gains or losses incurred within the 24 month period after the date of this Agreement in an aggregate amount (in the case of such restructuring charges) not to exceed $11,000,000.

                  "EBITDA" means, for any period, the sum of (a) Net Income; (b) all Interest Expense and expenses for depreciation and the amortization of intangibles of any kind for such period to the extent used in the determination of such Net Income; and (c) all taxes accrued for such period on or measured by income to the extent included in the determination of such Net Income; PROVIDED, HOWEVER, that Net Income shall be computed for the purposes of this definition without giving effect to (i) extraordinary losses or extraordinary gains for such period or (ii) to separately reported non-recurring restructuring gains or losses incurred within the 24 month period after the date of this Agreement in an aggregate amount (in the case of such restructuring charges) not to exceed $11,000,000.

                  "EFFECTIVE AMOUNT" means (i) with respect to any Revolving Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Revolving Loans occurring on such date; and (ii) with respect to any outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.


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

                  "ELIGIBLE ASSIGNEE" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $500,000,000; and/or (b) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Bank, (ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.

                  "ENVIRONMENTAL CLAIMS" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

                  "ENVIRONMENTAL LAWS" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the
         Code).

                  "ERISA EVENT" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or
         (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

                  "EVENT OF DEFAULT" means any of the events or circumstances, including the thresholds and cure periods specified in SECTION 9.01.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

                  "EXISTING BOFA LETTERS OF CREDIT" means the letters of credit described in SCHEDULE 3.03.

                  "EXISTING CREDIT AGREEMENT" means the Second Amended and Restated Credit Agreement dated as of April 30, 1997 among The Genlyte Group Incorporated and the banks named therein and The Bank of New York and Sun Trust Bank, Atlanta, as Co-Agents and Bank of America Illinois, as a Bank and Letter of Credit Issuer, and Bank of America National Trust and Savings Association as Agent, as amended.

                  "FDIC" means the Federal Deposit  Insurance  Corporation,  and
         any  Governmental   Authority   succeeding  to  any  of  its  principal
         functions.

                  "FEDERAL FUNDS RATE" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

                  "FEE LETTER" has the meaning specified in SUBSECTION 2.10(A).

                  "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

                  "FURTHER TAXES" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to
         SECTION 4.01.

                  "GAAP" means  generally  accepted  accounting  principles  set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date.

                  "GENLYTE" means The Genlyte Group Incorporated.

                  "GOVERNMENTAL  AUTHORITY" means any nation or government,  any state or other  political  subdivision  thereof,  any central  bank (or
         similar  monetary  or  regulatory   authority)
         thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "GUARANTY   OBLIGATION"  has  the  meaning  specified  in  the
         definition of "Contingent Obligation."

                  "HONOR DATE" has the meaning specified in SUBSECTION 3.03(C).

                  "INDEBTEDNESS" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; PROVIDED THAT the amount of such indebtedness shall equal the lesser of (i) the amount secured, and (ii) the fair market value of the collateral security; and (h) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above.

                  "INDEMNIFIED LIABILITIES" has the meaning specified in SECTION 11.05.

                  "INDEMNIFIED  PERSON"  has the  meaning  specified  in SECTION
         11.05.

                  "INDEPENDENT AUDITOR" has the meaning specified in SUBSECTION 7.01(A).

                  "INSOLVENCY PROCEEDING" means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

                  "INTEREST EXPENSE" shall mean, as of any date, the aggregate amount of interest expense of the Company and its Subsidiaries for the immediately preceding twelve months as determined on a consolidated basis in accordance with GAAP.

                  "INTEREST PAYMENT DATE" means, as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and each date such Loan is converted into another Type of Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter; PROVIDED, HOWEVER, that if any Interest Period for an Offshore Rate Loan is greater than three months, the date that is three months after the beginning of such Interest Period each three month period thereafter.

                  "INTEREST PERIOD" means, as to any Offshore Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter (and any other period that is 12 months or less and is consented to by all the Banks in writing in the given instance) as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation;

         PROVIDED THAT:

                           (i) if any Interest  Period would  otherwise end on a
                  day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                           (ii) any Interest  Period  pertaining  to an Offshore
                  Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                           (iii) no Interest Period for any Revolving Loan shall
                  extend beyond the Revolving Credit Termination Date.

                  "IRB" means the industrial development or pollution control bonds issued pursuant to Section 103 of the Code and outstanding on the Closing Date.

                  "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

                  "ISSUANCE  DATE"  has  the  meaning  specified  in  SUBSECTION
         3.01(A).

                  "ISSUE" means, with respect to any Letter of Credit, to incorporate the Existing BofA Letters of Credit into this Agreement, or to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "ISSUED," "ISSUING" and "ISSUANCE" have corresponding meanings.

                  "ISSUING BANK" means BofA in its capacity as issuer of one or more Letters of Credit hereunder, together with any replacement letter of credit issuer arising under SUBSECTION 10.01(B) or SECTION 10.09.

                  "JOINT PROXY STATEMENT" means the joint proxy statement filed by Genlyte and Thomas with the SEC dated July 23, 1998.

                  "L/C ADVANCE" means each Bank's participation in any L/C Borrowing in accordance with its Pro Rata Share.

                  "L/C AMENDMENT APPLICATION" means an application form for amendment of outstanding standby or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

                  "L/C APPLICATION" means an application form for issuances of standby or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

                  "L/C BORROWING" means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Loans under SUBSECTION 3.03(C).

                  "L/C COMMITMENT" means the commitment of the Issuing Bank to Issue, and the commitment of the Banks severally to participate in, Letters of Credit (including the Existing BofA Letters of Credit) from time to time Issued or outstanding under ARTICLE III, in an aggregate amount not to exceed on any date the amount of $35,000,000, as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to SECTION 2.05; PROVIDED THAT the L/C Commitment is a part of the combined Commitments, rather than a separate, independent commitment.

                  "L/C OBLIGATIONS" means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

                  "L/C-RELATED DOCUMENTS" means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard form documents for letter of credit issuances.

                  "LENDING OFFICE" means, as to any Bank, the office or offices of such Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on SCHEDULE 11.02, or such other office or offices as such Bank may from time to time notify the Company and the Agent.

                  "LETTERS OF CREDIT" means the Existing BofA Letters of Credit and any letters of credit (whether standby letters of credit or commercial documentary letters of credit) Issued by the Issuing Bank pursuant to ARTICLE III.

                  "LIEN" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease

                  "LOAN" means an extension of credit by a Bank to the Company under ARTICLE II or ARTICLE III in the form of a Revolving Loan or L/C Advance.

                  "LOAN DOCUMENTS" means this Agreement, the Fee Letter, the L/C-Related Documents, the Collateral Documents and all other documents delivered by or on behalf of the Company to the Agent or any Bank in connection herewith.

                  "MAJORITY BANKS" means at any time Banks then holding at least 51% of the then aggregate unpaid principal amount of the Obligations, or, if no such principal amount is then outstanding, at least two Banks then having in at least 51% of the Commitments.

                  "MARGIN STOCK" means "margin stock" as such term is defined in Regulation T, U or X of the FRB.

                  "MASTER TRANSACTION AGREEMENT" means the Master Transaction Agreement By and Between Thomas and Genlyte dated as of April 28, 1998.

                  "MATERIAL ADVERSE EFFECT" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company or any Subsidiary to perform under any Loan Document and to avoid any Event of Default; or
         (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of any Loan Document.

                  "MATERIAL SUBSIDIARY" means a Subsidiary meeting any of the following conditions: (i) the assets of such Subsidiary, or the investments in and advances to such Subsidiary by the Company and its other Subsidiaries exceed 5% of Members' Equity or (2) the net sales and services revenues of such Subsidiary for the fiscal year of the Company most recently ended exceed 5% of the Company's consolidated net sales and service revenues (excluding those of such Subsidiary) shown on the statement of consolidated net income for such fiscal year.

                  "MEMBER" (collectively, "Members") means The Genlyte Group Incorporated or Thomas Industries Inc.

                  "MEMBERS' EQUITY" means the difference between the assets and liabilities as referenced on the Company's consolidated balance sheet.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

                  "NET INCOME" shall mean, as of any date, the Company's consolidated net income (or net loss) for the immediately preceding twelve months determined in accordance with GAAP without giving effect to taxes for such twelve months and LESS Tax Dividends.

                  "NET WORTH" shall mean, at any time, all amounts which, in accordance with GAAP, would be included under Members' Equity on a consolidated balance sheet of the company and its subsidiaries (excluding foreign currency translation adjustments).

                  "NOTICE OF BORROWING" means a notice in substantially the form of EXHIBIT A.

                  "NOTICE   OF   CONVERSION/CONTINUATION"   means  a  notice  in
         substantially the form of EXHIBIT B.

                  "OBLIGATIONS" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document owing by the Company to any Bank, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

                  "OFFSHORE RATE" means, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) at which dollar deposits for such Interest Period and in an amount approximately equal to the amount of the Offshore Rate Loan during such Interest Period would be offered by the London office of the Agent to major banks in the London eurodollar market at or about 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

                  "OFFSHORE RATE LOAN" means a Loan that bears interest based on the Offshore Rate.

                  "OFFSHORE RATE MARGIN" means the percentage set forth in the Pricing Schedule with respect to the Offshore Rate Margin.

                  "ORGANIZATION DOCUMENTS" means, for any corporation or limited liability company, the certificate or articles of incorporation, or certificate of formation, the bylaws, operating agreement, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation or limited liability company.

                  "OTHER TAXES" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (excluding in all events income taxes and franchise taxes based on income).

                  "PARTICIPANT"   has  the  meaning   specified  in   SUBSECTION
         11.08(D).

                  "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

                  "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Company sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

                  "PERMITTED LIENS" has the meaning specified in SECTION 8.01.

                  "PERSON"  means  an  individual,   partnership,   corporation,
         limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

                  "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

                  "PLEDGE AGREEMENT" means the Pledge Agreement to be executed by the Company, substantially in the form of Exhibit I, either as originally executed or as it may from time to time be supplemented, modified, amended or extended.

                  "PLEDGED COLLATERAL" means the certificates evidencing all of the shares of capital stock held by the Company in all the domestic Subsidiaries of the Company and 65% of the capital stock of the foreign Subsidiaries of the Company.

                  "PRICING SCHEDULE" means the pricing schedule attached hereto as EXHIBIT F.

                  "PRO RATA SHARE" means, as to any Bank at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

                  "RELATED AGREEMENTS" means the Company Operating Agreement, the Master Transaction Agreement and the Capitalization Agreements.

                  "REPLACEMENT BANK" has the meaning specified in SECTION 4.08.

                  "REPORTABLE  EVENT"  means,  any of the  events  set  forth in
         Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "RESPONSIBLE OFFICER" means the chief executive officer or the president of the Company, any vice president or the secretary, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

                  "REVOLVING LOAN" has the meaning specified in SECTION 2.01, and may be a Base Rate Loan, or an Offshore Rate Loan (each, a "Type" of Revolving Loan).

                  "REVOLVING TERMINATION DATE" means the earlier to occur of:

                           (a) August 29, 2003; and

                           (b) the date on which the  Commitments  terminate  in
                  accordance with the provisions of this Agreement.

                  "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

                  "SECURITY AGREEMENT" means the security agreement to be delivered by the Company substantially in the form of Exhibit J, either as originally executed or as it may from time to time be supplemented, modified, amended or extended.

                  "SUBORDINATED  DEBT" means any unsecured  Indebtedness  of the
         Company (a) no part of the principal of which is stated to be payable or is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to the Revolving Termination Date, and the payment of the principal of and interest on which and other obligations of the Company in respect thereof are subordinated to the prior payment in full of the principal of and interest (including post-petition interest) on the Notes and all other obligations and liabilities of the Company to the Agent and the Banks hereunder on terms and conditions first approved in writing by the Majority Banks and (b) otherwise containing terms, covenants and conditions satisfactory in form and substance to the Majority Banks, as evidenced by their prior written approval thereof.

                  "SUBSIDIARY" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

                  "SURETY  INSTRUMENTS"  means all letters of credit  (including
         standby  and  commercial),   banker's  acceptances,   bank  guaranties,
         shipside bonds, surety bonds and similar instruments.

                  "SWAP  CONTRACT"  means  any  agreement,  whether  or  not  in writing, that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

                  "SWAP TERMINATION VALUE" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Company based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

                  "TAX DIVIDENDS" means the amount of payments in respect of taxes owed by each Member to be paid pursuant to the Company Operating Agreement in an amount not to exceed each Member's "Member's Assumed Tax Rate" as defined in the Company Operating Agreement.

                  "TAXES" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office.

                  "THOMAS" means Thomas Industries Inc.

                  "THOMAS NOTE" means the promissory notes of the Company in favor of Thomas (and/or certain of its wholly-owned subsidiaries) dated as of the Closing Date in an aggregate amount not greater than $30,000,000.

                  "TYPE"  has  the  meaning   specified  in  the  definition  of
         "Revolving Loan."

                  "UNFUNDED PENSION LIABILITY" means the excess of all Plans' aggregate benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of those Plans' assets, determined in accordance with the assumptions used for funding such Pension Plans pursuant to Section 412 of the Code for the applicable plan year.

                  "UNITED STATES" and "U.S." each means the United States of America.

                  "WHOLLY-OWNED SUBSIDIARY" means any corporation in which (other than directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

         1.02 OTHER INTERPRETIVE PROVISIONS.

                  (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                           (ii) The term  "including"  is not limiting and means
                  "including without limitation."

                           (iii) In the  computation  of  periods of time from a
                  specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

                  (c) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

         1.03 ACCOUNTING PRINCIPLES

                  (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

                  (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

                  (c) In the event that GAAP changes during the term of this Agreement such that the covenants contained in Section 8.13 would then be calculated in a different manner or with different components or with components which are calculated differently, (i) the parties hereto agree to enter into negotiations with respect to amendments to this Agreement to conform those covenants as criteria for evaluating the Company's and its Subsidiaries' financial condition to substantially the same criteria as were effective prior to such change in GAAP, and (ii) the Company shall be deemed to be in compliance with the affected covenants contained in Section 8.13 during the 90 days following any change in GAAP if and to the extent that the Company would have been in compliance therewith under GAAP as in effect immediately before such change; PROVIDED, HOWEVER, that this paragraph shall not be deemed to require the Company, the Agent or the Banks to agree to modify any provision of this Agreement or any of the other Loan Documents to reflect any such change to GAAP and, if, after such 90 days, the parties, in their sole discretion, fail to reach agreement on such modifications, the terms of this Agreement will remain unchanged and the compliance by the Company with the covenants contained in Section 8.13 will be calculated in accordance with GAAP as in effect immediately before such change.

                                   ARTICLE II
                                   THE CREDITS


         2.01 AMOUNTS AND TERMS OF COMMITMENTS

                   (a) Each Bank severally agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "REVOLVING LOAN") from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding, the amount set forth on SCHEDULE 2.01 (such amount, as the same may be reduced under SECTION 2.05 or as a result of one or more assignments under SECTION 10.08, or increased under SECTION 2.01(B), the Bank's "COMMITMENT"); provided, however, that, after giving effect to any Borrowing of Revolving Loans, the Effective Amount of all outstanding Revolving Loans, together with the Effective Amount of all L/C Obligations, shall not at any time exceed the combined Commitments; and provided further, that the Effective Amount of the Revolving Loans of any Bank plus the participation of such Bank in the Effective Amount of all L/C Obligations shall not at any time exceed such Bank's Commitment. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this SECTION 2.01, prepay under SECTION 2.06 and reborrow under this SECTION 2.01.

                           (b) INCREASE IN COMMITMENTS.  The Company may request
         the Banks through the Agent, but no more frequently than once every twelve months, to increase the Commitment. The Agent shall transmit such request to each Bank within one Business Day. Each Bank will have the option, in its sole discretion, to subscribe for its proportionate share of such requested increase, according to the Banks' respective then existing Commitments. The Banks shall respond to the Company's request through the Agent within thirty days in the form of EXHIBIT G. Any Bank not responding within 30 days shall be deemed to have declined the request. At the option of the Company, any part of the increase not so subscribed may be assumed, within 30 days of the Banks' response, by one or more existing Banks or assumed by other banks meeting the qualifications of Eligible Assignee acceptable to the Agent, the Issuing Bank and the Company, which consent of the Agent and the Issuing Bank shall not be unreasonably withheld, upon submission of a supplement in form of EXHIBIT H and SCHEDULE 2.01 shall be amended accordingly. After giving effect to all increases by the Banks and by other banks which have become Banks pursuant to the supplement, (i) no Bank's Commitment shall be greater than 25% of the combined Commitments, and (ii) the Commitment shall not be increased (whether through an increase or a series of increases pursuant to this SECTION 2.01(B)) by an amount more than Twenty-Five Million Dollars ($25,000,000).

         2.02 LOAN ACCOUNTS.

                  (a) The Loans made by each Bank and the Letters of Credit Issued by the Issuing Bank shall be evidenced by one or more accounts or records maintained by such Bank or Issuing Bank, as the case may be, in the ordinary course of business. The accounts or records maintained by the Agent, the Issuing Bank and each Bank shall be conclusive absent manifest error of the amount of the Loans made by the Banks to the Company and the Letters of Credit Issued for the account of the Company, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans or any Letter of Credit.

                  (b) Upon the request of any Bank made through the Agent, the Loans made by such Bank may be evidenced by one or more notes, instead of or in addition to loan accounts. Each such Bank shall endorse on the schedules annexed to its note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each such Bank is irrevocably authorized by the Company to endorse its note(s) and each Bank's record shall be conclusive absent manifest error; PROVIDED, HOWEVER, that the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such note to such Bank.

         2.03 PROCEDURE FOR BORROWING.

                  (a) Each Borrowing of Revolving Loans shall be made upon the Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 12:00 noon New York City time) (i) three (3) Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; and (ii) on the requested Borrowing Date, in the case of Base Rate Loans, specifying:

                           (A) the amount of the Borrowing, which shall be in an
                  aggregate   minimum  amount  of  $5,000,000  or  any  integral
                  multiple of $1,000,000 in excess thereof;

                           (B) the requested  Borrowing  Date,  which shall be a
                  Business Day;

                           (C) the Type of Loans comprising the Borrowing; and

                           (D) the  duration  of the  Interest  Period,  if any,
                  applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be three months.

         PROVIDED, HOWEVER, that with respect to the Borrowing to be made on the Closing Date, the Notice of Borrowing shall be delivered to the Agent not later than 12:00 noon (New York City time) one Business Day before the Closing Date and such Borrowing will consist of Base Rate Loans only.

                  (b) The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing.

                  (c) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 1:00 p.m. (New York City time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Company by the Agent at such office by 1:30 p.m. by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

                  (d) After giving effect to any Borrowing, unless the Agent shall otherwise consent, there may not be more than ten different Interest Periods in effect.

         2.04 CONVERSION AND CONTINUATION ELECTIONS.

                  (a) The Company may, upon irrevocable written notice to the Agent in accordance with SUBSECTION 2.04(B):

                           (i) elect,  as of any  Business  Day,  in the case of
                  Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Revolving Loans, to convert any such Loans (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Loans of any other Type; or

                           (ii) elect as of the last day of the applicable Interest Period, to continue any Revolving Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

         PROVIDED THAT, if at any time the aggregate amount of Offshore Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $5,000,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Offshore Rate Loans shall terminate.

                  (b) The Company shall deliver a Notice of Conversion/ Continuation to be received by the Agent not later than 12:00 noon (New York City time) at least (i) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans; and (ii) on the Conversion/ Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

                           (A) the proposed Conversion/Continuation Date;

                           (B) the aggregate  amount of Loans to be converted or
                  continued;

                           (C) the Type of  Loans  resulting  from the  proposed
                  conversion or continuation; and

                           (D) other than in the case of  conversions  into Base
                  Rate Loans, the duration of the requested Interest Period.

                  (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Bank.

                  (e) Unless the Majority Banks otherwise consent, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

                  (f) After giving effect to any conversion or continuation of Loans, unless the Agent shall otherwise consent, there may not be more than ten different Interest Periods in effect.

         2.05 VOLUNTARY TERMINATION OR REDUCTION OF COMMITMENTS. The Company may, upon not less than three Business Days' prior notice to the Agent, terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof; UNLESS, after giving effect thereto and to any prepayments of Loans made on or before the effective date thereof, (a) the Effective Amount of all Revolving Loans, and L/C Obligations together would exceed the amount of the combined Commitments then in effect, or (b) the Effective Amount of all L/C Obligations then outstanding would exceed the L/C Commitment. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Bank's Commitment according to its Pro Rata Share. If and to the extent specified by the Company in the notice to the Agent, some or all of the reduction in the combined Commitments shall be applied to reduce the L/C Commitment. All accrued commitment and letter of credit fees to, but not including, the effective date of any reduction or termination of Commitments, shall be paid on the effective date of such reduction or termination.

         2.06 OPTIONAL PREPAYMENTS. Subject to SECTION 4.04, the Company may, at any time or from time to time, upon not less than three Business Days' irrevocable notice to the Agent in the case of Offshore Rate Loans, or one Business Day's irrevocable notice to the Agent in the case of Base Rate Loans, ratably prepay Loans in whole or in part, in minimum amounts of $5,000,000 or any integral multiple of $1,000,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of Offshore Rate Loans, accrued interest to each such date on the amount prepaid and any amounts required pursuant to
SECTION 4.04.

         2.07 MANDATORY COLLATERALIZATION OF L/C OBLIGATIONS; MANDATORY PREPAYMENTS. If on any date the Effective Amount of L/C Obligations exceeds the L/C Commitment, the Company shall Cash Collateralize on such date the outstanding Letters of Credit in an amount equal to the excess of the maximum amount then available to be drawn under the Letters of Credit over the L/C Commitment. Subject to SECTION 4.04, if on any date after giving effect to any Cash Collateralization made on such date pursuant to the preceding sentence, the Effective Amount of all Revolving Loans then outstanding plus the Effective Amount of all L/C Obligations exceeds the combined Commitments, the Company shall immediately, and without notice or demand, prepay the outstanding principal amount of the Revolving Loans and L/C Advances by an amount equal to the applicable excess.

         2.08 REPAYMENT. The Company shall repay to the Banks on the Revolving Termination Date the aggregate principal amount of Revolving Loans outstanding on such date.

         2.09 INTEREST

                  (a) Each Revolving Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under SECTION 2.04), PLUS, in the case of Offshore Rate Loans, the Offshore Rate Margin.

                  (b) Interest on each Revolving Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Offshore Rate Loans under SECTION 2.06 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Majority Banks.

                  (c) Notwithstanding SUBSECTION (A) of this Section, if any amount of principal of or interest on any Loan, or any other amount payable hereunder or under any other Loan Document is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), the Company agrees to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, and after as well as before any entry of judgment thereon to the extent permitted by law, payable on demand, at a fluctuating rate per annum equal to the Base Rate plus 2%.

                  (d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

         2.10 FEES. In addition to certain fees described in SECTION 3.08:

                  (a) ARRANGEMENT, AGENCY FEES. The Company shall pay an arrangement fee to the Arranger for the Arranger's own account, and shall pay an agency fee to the Agent for the Agent's own account, as required by the letter agreement ("FEE LETTER") between the Company and the Arranger and Agent dated July 16, 1998.

                  (b) COMMITMENT FEES. The Company shall pay to the Agent for the account of each Bank a commitment fee on the actual daily unused portion of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, equal to Commitment Fee Rate. For purposes of calculating utilization under this subsection, the Commitments shall be deemed used to the extent of the Effective Amount of Revolving Loans then outstanding, plus the Effective Amount of L/C Obligations then outstanding. Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing on September 30, 1998 through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; PROVIDED THAT, in connection with any reduction or termination of Commitments under
         SECTION 2.05, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in ARTICLE V are not met.

         2.11 COMPUTATION OF FEES AND INTEREST.

                  (a) All computations of interest for Base Rate Loans when the Base Rate is determined by BofA's "REFERENCE RATE" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

                  (b) Each determination of an interest rate by the Agent shall be conclusive and binding on the Company and the Banks in the absence of manifest error. The Agent will, at the request of the Company or any Bank, deliver to the Company or the Bank, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate and the resulting interest rate.

         2.12 PAYMENTS.

                  (a) All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Banks at the Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 12:00 noon (New York City time) on the date specified herein. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 12:00 noon (New York City time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                  (b) Subject to the provisions set forth in the definition of "INTEREST PERIOD" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                  (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

         2.13 PAYMENTS BY THE BANKS TO THE AGENT.

                  (a) Unless the Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, on the Business Day of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this SUBSECTION (A) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

                  (b) The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

         2.14 SHARING OF PAYMENTS, ETC. If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of
(i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to SECTION 11.10) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.

                                   ARTICLE III
                              THE LETTERS OF CREDIT

         3.01 THE LETTER OF CREDIT SUBFACILITY.

                  (a) On the terms and conditions set forth herein (i) the Issuing Bank agrees, (A) from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date to Issue Letters of Credit for the account of the Company, and to amend or renew Letters of Credit previously Issued by it, in accordance with SUBSECTIONS 3.02(C) and 3.02(D), and (B) to honor drafts under the Letters of Credit; and (ii) the Banks severally agree to participate in Letters of Credit Issued for the account of the Company; PROVIDED, that the Issuing Bank shall not be obligated to Issue, and no Bank shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "ISSUANCE DATE") (1) the Effective Amount of all L/C Obligations plus the Effective Amount of all Revolving Loans exceeds the combined Commitments, (2) the participation of any Bank in the Effective Amount of all L/C Obligations plus the Effective Amount of the Revolving Loans of such Bank exceeds such Bank's Commitment, or (3) the Effective Amount of L/C Obligations exceeds the L/C Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

                  (b) The Issuing Bank is under no obligation to Issue any Letter of Credit if:

                           (i) any order, judgment or decree of any Governmental
                  Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

                           (ii) the Issuing  Bank has  received  written  notice
                  which remains in effect from any Bank, the Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in ARTICLE V is not then satisfied unless the Majority Banks shall have approved in writing;

                           (iii) the expiry date of the requested Letter of Credit is (A) more than 366 days after the date of Issuance, unless the Majority Banks have approved such expiry date in writing, or (B) later than five days before the Revolving Termination Date, unless all of the Banks have approved such expiry date in writing;

                           (iv) the expiry date of the requested Letter of Credit is prior to the maturity date of any financial obligation to be supported by the requested Letter of Credit except with respect to the Letters of Credit supporting the IRB;

                           (v) such requested  Letter of Credit does not provide
                  for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of such Letter of Credit shall violate any applicable policies of the Issuing Bank;

                           (vi) any such Letter of Credit is a standby Letter of
                  Credit for the purpose of supporting the issuance of any letter of credit by any other Person; or

                           (vii) such  Letter of Credit is in a face amount less
                  than $1,000,000 or to be denominated in a currency other than Dollars.

         3.02 ISSUANCE, AMENDMENT AND RENEWAL OF LETTERS OF CREDIT

                  (a) Each Letter of Credit shall be Issued upon the irrevocable written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least three days but no more than ten days prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Bank:
         (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder;
         (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require.

                  (b) At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the Company and, if not, the Issuing Bank will provide the Agent with a copy thereof. Unless the Issuing Bank has received notice on or before the Business Day immediately preceding the date the Issuing Bank is to Issue a requested Letter of Credit from the Agent (A) directing the Issuing Bank not to Issue such Letter of Credit because such issuance is not then permitted under SUBSECTION 3.01(A) as a result of the limitations set forth in clauses (1) through (3) thereof or SUBSECTION 3.01(B)(II); or (B) that one or more conditions specified in ARTICLE V are not then satisfied; then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, Issue a Letter of Credit for the account of the Company in accordance with the Issuing Bank's usual and customary business practices.

                  (c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Termination Date, the Issuing Bank will, upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least three days but no more than ten days prior to the proposed date of amendment, amend any Letter of Credit Issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank:
         (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day);
         (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may reasonably require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to Issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such letter of Credit does not accept the proposed amendment to the Letter of Credit. The Agent will promptly notify the Banks of the receipt by it of any L/C Application or L/C Amendment Application.

                  (d) The Issuing Bank and the Banks agree that, while a Letter of Credit is outstanding and prior to the Revolving Termination Date, at the option of the Company and upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the renewal of any Letter of Credit Issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to Issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this SUBSECTION 3.02(E) upon the request of the Company but the Issuing Bank shall not have received any L/C Amendment Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, the Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to renew, and the Company and the Banks hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received an L/C Amendment Application from the Company requesting such renewal.

                  (e) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Majority Banks), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Revolving Termination Date.

                  (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

                  (g) The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

         3.03 EXISTING BOFA LETTERS OF CREDIT; RISK PARTICIPATIONS, DRAWINGS AND REIMBURSEMENTS.

                  (a) On and after the Closing Date, the Existing BofA Letters of Credit shall be deemed Letters of Credit outstanding under this Agreement and shall be governed by and entitled to the benefits of this Agreement and the other Loan Documents for all purposes, including for purposes of the fees to be collected pursuant to SUBSECTIONS 3.08(A) and 3.08(C), and reimbursement of costs and expenses to the extent provided herein. Each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank on the Closing Date a participation in each such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such Bank's Pro Rata Share times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of SUBSECTION 2.01(B) and SUBSECTION 2.10(B), the Existing BofA Letters of Credit shall be deemed to utilize pro rata the Commitment of each Bank.

                  (b) Immediately upon the Issuance of each Letter of Credit in addition to those described in SUBSECTION 3.03(A), each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Pro Rata Share of such Bank, times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of SUBSECTION 2.01(B), each Issuance of a Letter of Credit shall be deemed to utilize the Commitment of each Bank by an amount equal to the amount of such participation.

                  (c) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company. The Company shall reimburse the Issuing Bank prior to 11:00 a.m.(New York City time), on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "HONOR DATE"), in an amount equal to the amount so paid by the Issuing Bank. In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 11:00 a.m. (New York City time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Bank thereof, and the Company shall be deemed to have requested that Base Rate Loans be made by the Banks to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Commitment and subject to the conditions set forth in SECTION 5.02. Any notice given by the Issuing Bank or the Agent pursuant to this SUBSECTION 3.03(C) may be oral if immediately confirmed in writing (including by facsimile); PROVIDED THAT the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (d) Each Bank shall upon any notice pursuant to SUBSECTION 3.03(C) make available to the Agent for the account of the relevant Issuing Bank an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating Banks shall (subject to SUBSECTION 3.03(E)) each be deemed to have made a Revolving Loan consisting of a Base Rate Loan to the Company in that amount. If any Bank so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Bank's Pro Rata Share of the amount of the drawing by no later than 12:00 noon (New York City time) on the Honor Date, then interest shall accrue on such Bank's obligation to make such payment, from the Honor Date to the date such Bank makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this SECTION 3.03.

                  (e) With respect to any unreimbursed drawing that is not converted into Revolving Loans consisting of Base Rate Loans to the Company in whole or in part, because of the Company's failure to satisfy the conditions set forth in SECTION 5.02 or for any other reason, the Company shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus 2% per annum, and each Bank's payment to the Issuing Bank pursuant to SUBSECTION 3.03(D) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Bank in satisfaction of its participation obligation under this SECTION 3.03.

                  (f) Each Bank's obligation in accordance with this Agreement to make the Revolving Loans or L/C Advances, as contemplated by this
         SECTION 3.03, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Issuing Bank, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; PROVIDED, however, that each Bank's obligation to make Revolving Loans or L/C Advances under this SECTION 3.03 is subject to the conditions set forth in SECTION 5.02.

         3.04 REPAYMENT OF PARTICIPATIONS.

                  (a) Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the Company (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Bank has paid the Agent for the account of the Issuing Bank for such Bank's participation in the Letter of Credit pursuant to SECTION 3.03 or (ii) in payment of interest thereon, the Agent will pay to each Bank, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Bank's Pro Rata Share of such funds, and the Issuing Bank shall receive the amount of the Pro Rata Share of such funds of any Bank that did not so pay the Agent for the account of the Issuing Bank.

                  (b) If the Agent or the Issuing Bank is required at any time to return to the Company, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by the Company to the Agent for the account of the Issuing Bank pursuant to SUBSECTION 3.04(A) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent or the Issuing Bank the amount of its Pro Rata Share of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

         3.05 ROLE OF THE ISSUING BANK

                  (a) Each Bank and the Company agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

                  (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Bank shall be liable to any Bank for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Banks (including the Majority Banks, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

                  (c) The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED, however, that this assumption is not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of SECTION 3.06; PROVIDED, however, anything in such clauses to the contrary notwithstanding, that the Company may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the Issuing
         Bank's willful misconduct or gross negligence or the Issuing Bank's willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         3.06 OBLIGATIONS ABSOLUTE. The obligations of the Company under this Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

                  (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

                  (iii) the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

                  (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                  (v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

                  (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

                  (vii) any other circumstance or happening whatsoever,  whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

         3.07 CASH COLLATERAL PLEDGE. Upon (i) the request of the Agent, (A) if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in an L/C Borrowing hereunder, or (B) if, as of the Revolving Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (ii) the occurrence of the circumstances described in SUBSECTION 2.07 requiring the Company to Cash Collateralize Letters of Credit, then, the Company shall immediately Cash Collateralize the L/C Obligations in an amount equal to such L/C Obligations. The Company hereby grants the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at BofA. In the event that the L/C
Borrowing is repaid or the circumstances requiring the Company to Cash Collateralize Letters of Credit no longer exist, the Agent shall release the funds being maintained in the blocked, non-interest bearing account to the Company.

         3.08 LETTER OF CREDIT FEES.

                  (a) The Company shall pay to the Agent for the account of each of the Banks a letter of credit fee with respect to the Letters of Credit equal to the Offshore Rate Margin then in effect with respect to Offshore Rate Loans on the actual daily maximum amount available to be drawn of the outstanding Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon Letters of Credit outstanding for that quarter as calculated by the Agent. Such letter of credit fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Revolving Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Revolving Termination Date (or such later expiration date).

                  (b) The Company shall pay to the Issuing Bank a letter of credit fronting fee for each Letter of Credit Issued by the Issuing Bank equal to 0.150% of the face amount (or increased face amount, as the case may be) of such Letter of Credit. Such Letter of Credit fronting fee shall be due and payable on each date of Issuance of a Letter of Credit.

                  (c) The Company shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.

         3.09. UNIFORM CUSTOMS AND PRACTICE. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

                                   ARTICLE IV
                     TAXES, YIELD PROTECTION AND ILLEGALITY

         4.01 TAXES.

                  (a) Any and all payments by the Company to each Bank or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes.

                  (b) If the Company shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then:

                           (i) the sum payable  shall be  increased as necessary
                  so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Bank or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                           (ii) the  Company  shall  make  such  deductions  and
                  withholdings;

                           (iii) the Company shall pay the full amount  deducted
                  or  withheld  to  the  relevant  taxing   authority  or  other
                  authority in accordance with applicable law; and

                           (iv) the  Company  shall also pay to each Bank or the
                  Agent for the account of such Bank, at the time interest is paid, Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

                  (c) The Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of i) Taxes, ii) Other Taxes, and iii) Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor.

                  (d) Within 30 days after the date of any payment by the Company of Taxes, Other Taxes or Further Taxes, the Company shall furnish to each Bank or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Bank or the Agent.

                  (e) If the Company is required to pay any amount to any Bank or the Agent pursuant to SUBSECTION (B) or (C) of this Section, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the sole judgment of such Bank is not otherwise disadvantageous to such Bank.

         4.02 ILLEGALITY.

                  (a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make Offshore Rate Loans shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

                  (b) If a Bank determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such Offshore Rate Loans of that Bank then outstanding, together with interest accrued thereon and amounts required under
         SECTION 4.04, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loan. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.

                  (c) If the obligation of any Bank to make or maintain Offshore Rate Loans has been so terminated or suspended, the Company may elect, by giving notice to the Bank through the Agent that all Loans which would otherwise be made by the Bank as Offshore Rate Loans shall be instead Base Rate Loans.

                  (d) Before giving any notice to the Agent under this Section, the affected Bank shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

         4.03 INCREASED COSTS AND REDUCTION OF RETURN.

                  (a) If any Bank determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore Rate in or in the interpretation of any law or regulation or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to Issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Company shall be liable for, and shall from time to time, 15 days after demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

                  (b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

         4.04 FUNDING LOSSES. The Company shall reimburse each Bank and hold each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

                  (a) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

                  (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation;

                  (c) the failure of the Company to make any prepayment in accordance with any notice delivered under SECTION 2.06 or under
         SECTION 2.07;

                  (d) the prepayment (including pursuant to SECTION 2.07) or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

                  (e) the automatic conversion under SECTION 2.04 of any Offshore Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Banks under this Section and under SUBSECTION 4.03(A), each Offshore Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

         4.05 INABILITY TO DETERMINE RATES. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or that the Offshore Rate applicable pursuant to SUBSECTION 2.09(A) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Offshore Rate Loans hereunder shall be suspended until the Agent upon the instruction of the Majority Banks revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans.

         4.06 RESERVES ON OFFSHORE RATE LOANS. The Company shall pay to each Bank, as long as such Bank shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "EUROCURRENCY LIABILITIES"), additional costs on the unpaid principal amount of each Offshore Rate Loan equal to the actual costs of such reserves allocated to such Loan by the Bank (as determined by the Bank in good faith, which determination shall be conclusive), payable on each date on which interest is payable on such Loan, provided the Company shall have received at least 15 days' prior written notice (with a copy to the Agent) of such additional interest from the Bank. If a Bank fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice.

         4.07 CERTIFICATES OF BANKS. Any Bank claiming reimbursement or compensation under this ARTICLE IV shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

         4.08 SUBSTITUTION OF BANKS. Upon the receipt by the Company from any Bank (an "AFFECTED BANK") of a claim for compensation under SECTION 4.03, the Company may: (i) request the Affected Bank to use its best efforts to obtain a replacement bank or financial institution satisfactory to the Company to acquire and assume all or a ratable part of all of such Affected Bank's Loans and Commitment (a "REPLACEMENT BANK"); (ii) request one more of the other Banks to acquire and assume all or part of such Affected Bank's Loans and Commitment; or (iii) designate a Replacement Bank. Any such designation of a Replacement Bank under clause (i) or (iii) shall be subject to the prior written consent of the Agent (which consent shall not be unreasonably withheld).

         4.09 SURVIVAL.  The  agreements and  obligations of the Company in this
ARTICLE IV shall survive the payment of all other Obligations.

                                    ARTICLE V
                              CONDITIONS PRECEDENT

         5.01 CONDITIONS OF INITIAL CREDIT EXTENSIONS. The obligation of each Bank to make its initial Credit Extension hereunder is subject to the condition that the Agent shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

                  (a) CREDIT AGREEMENT. This Agreement executed by each party thereto;

                  (b) EVIDENCE OF ORGANIZATION AND ORGANIZATIONAL ACTION. The Agent shall have received (in form and substance satisfactory to the Agent):

                           (i) A photocopy  of an  executed  copy of the Company
                  Operating Agreement (including all amendments thereto), certified by a Responsible Officer of the Company; and the Company Certificate of Formation (and all amendments thereto), certified by the Secretary of State of Delaware;

                           (ii) A certificate, dated the Effective Date, executed by the Secretary or an Assistant Secretary of the Company, certifying (with appropriate organizational resolutions attached thereto): (A) that all organic action required to be taken by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the transactions contemplated hereby and thereby has been taken and (B) the names and true signatures of its respective officers authorized to execute, deliver and perform, as applicable, this Agreement, and all other documents and notices to be delivered by it hereunder;

                           (iii) A certificate of a Responsible Officer addressed to the Agent and the Banks to the effect that the Responsible Officer is fully authorized to bind the Company to this Agreement, as provided in the Company Operating Agreement certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder; and

                           (iv) a good standing certificate and tax good standing for the Company from the Secretary of State (or similar, applicable Governmental Authority) of its state of formation and each state where the Company is qualified to do business as a foreign corporation as of a recent date;

                  (c) LEGAL OPINION. An opinion of McCarter & English, LLP, counsel to the Company and addressed to the Agent and the Banks, substantially in the form of EXHIBIT D.

                  (d) PAYMENT OF FEES. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and BofA); including any such costs, fees and expenses arising under or referenced in SECTIONS 2.10 and 11.04;

                  (e) CERTIFICATE. (i) A certificate signed by a Responsible Officer of the Company, dated as of the Closing Date, stating that:

                                    (A)  the   representations   and  warranties
                           contained in ARTICLE V are true and correct on and as of such date, as though made on and as of such date; and

                                    (B) no Default or Event of Default exists or
                           would result from the Credit Extension;

                           (ii) a certificate signed by a Responsible Officer of
                  Genlyte and of Thomas  dated the  Closing  Date  stating  that there has occurred since March 31, 1998 no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect with respect to Genlyte (in the case of Genlyte) or the lighting business of Thomas (in the case of Thomas).

                  (f) PAYMENT UNDER EXISTING AGREEMENT. All obligations due and payable under the Existing Credit Agreement shall have been paid in full and all obligations thereunder have been terminated except for the Existing BofA Letters of Credit.

                  (g) JOINT VENTURE. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that (1) The Genlyte Group Incorporated has contributed substantially all of its assets to the Company in exchange for a 68% interest in the Company and the assumption of substantially all of Genlyte's liabilities, (2) Thomas Industries Inc. has contributed its lighting assets to the Company in exchange for a 32% interest in the Company and the assumption of certain liabilities, (3) all conditions set forth in the Joint Proxy Statement have been met or waived with the consent of the Required Banks, (4) all governmental regulatory approvals and shareholders' approvals have been met and any applicable waiting periods have expired, and (5) the Effective Date (as defined in the Company Operating Agreement) shall have occurred simultaneously with the closing hereunder.

                  (h) FINANCIAL STATEMENTS. Audited financial statements of Genlyte and for the lighting business of Thomas for the fiscal year ended December 31, 1997.

                  (i) OTHER DOCUMENTS. Such other approvals, opinions, documents or materials as the Agent or any Bank may reasonably request.

         5.02 CONDITIONS TO ALL CREDIT EXTENSIONS. The obligation of each Bank to make any Revolving Loan to be made by it (including its initial Revolving
Loan) and the obligation of the Issuing Bank to Issue any Letter of Credit (including the initial Letter of Credit) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

                  (a) NOTICE, APPLICATION. The Agent shall have received a Notice of Borrowing or a Notice of Conversion/Continuation, as applicable or in the case of any Issuance of any Letter of Credit, the Issuing Bank and the Agent shall have received an L/C Application or L/C Amendment Application, as required under SECTION 3.02;

                  (b) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties in ARTICLE VI shall be true and correct on and as of such Borrowing Date or Issuance Date with the same effect as if made on and as of such Borrowing Date or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and

                  (c) NO EXISTING DEFAULT. No Default or Event of Default shall exist or shall result from such Borrowing or Issuance.

         Each Notice of Borrowing and L/C Application or L/C Amendment Application submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date or Issuance Date, as applicable, that the conditions in this SECTION 5.02 are satisfied.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Agent and each Bank that:

         6.01 LLC EXISTENCE AND POWER. The Company and each of its Subsidiaries:

                  (a) is, in the case of the Company, a limited liability company, and in the case of each Subsidiary, a corporation, in each case duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

                  (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

                  (c) is duly qualified as a foreign limited liability company, and in the case of each Subsidiary, a corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

                  (d) is in compliance in all material respects with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.02 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Company and its Subsidiaries of this Agreement and each other Loan Document to which such Person is party, have been duly authorized by all necessary organic action, and do not and will not:

                  (a) contravene the terms of any of that Person's Organization Documents;

                  (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

                  (c) violate any Requirement of Law in any material respect.

         6.03 GOVERNMENT AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any
Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any of its Subsidiaries of the Agreement or any other Loan Document.

         6.04 BINDING EFFECT. This Agreement and each other Loan Document to which the Company or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of the Company and any of its Subsidiaries to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         6.05 LITIGATION. There are no actions, suits, proceedings, claims or disputes pending, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Subsidiaries or any of their respective properties:

                  (a) which purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

                  (b) which could reasonably be expected to result in liability for damages in an aggregate amount in excess of 15% of Members' Equity. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

         6.06 NO DEFAULT. No Default or Event of Default exists or would result from the incurring of any Obligations by the Company. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any material Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under SUBSECTION 9.01(E).

         6.07 ERISA  COMPLIANCE.  Except as  specifically  disclosed in SCHEDULE
6.07:

                  (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to
         Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                  (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability which could reasonably be expected to result in a Material Adverse Effect;
         (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA) which could reasonably be expected to result in a Material Adverse Effect; (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
         Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan which could reasonably be expected to result in a Material Adverse Effect; and (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA which could reasonably be expected to result in a Material Adverse Effect.

         6.08 USE OF PROCEEDS; MARGIN REGULATIONS. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by SECTION 7.12 and SECTION 8.07. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock and none of the proceeds of the Loans shall be used for the purpose of purchasing or carrying Margin Stock.

         6.09 TITLE TO PROPERTIES. The Company and each Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

         6.10 TAXES. The Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would reasonably be expected to have a Material Adverse Effect.

         6.11 FINANCIAL CONDITION.

                  (a) The pro forma financial statements of the Company and its Subsidiaries as disclosed in the Joint Proxy Statement were derived from historical financial statements prepared in accordance with GAAP consistently applied, except as otherwise expressly noted therein, and reasonably present the pro forma financial condition of the Company and its Subsidiaries as of the date thereof (as if the Company then existed); and

                  (b) Since the dates of the financial statements used to derive the pro forma historical financial statements of the Company and its Subsidiaries, there has been no Material Adverse Effect.

         6.12 ENVIRONMENTAL MATTERS. The Company conducts in the ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that, except as specifically disclosed in SCHEDULE 6.12, such Environmental Laws and Environmental Claims are not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.13 REGULATED ENTITIES. None of the Company, any Person controlling the Company, or any Subsidiary, is an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

         6.14 NO BURDENSOME RESTRICTIONS. Neither the Company nor any Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

         6.15 COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES, ETC. The Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict in any material respect with the rights of any other Person. To the knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary infringes upon any rights held by any other Person in any material respect. Except as specifically disclosed in SCHEDULE 6.15, no claim or litigation regarding any of the foregoing is pending or to the knowledge of the Company threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         6.16 SUBSIDIARIES. As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in part (a) of SCHEDULE
6.16 hereto and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of SCHEDULE 6.16.

         6.17 INSURANCE. Except as specifically disclosed in SCHEDULE 6.17, the properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

         6.18 FULL DISCLOSURE. None of the representations or warranties made by the Company or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Banks prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         6.19 YEAR 2000. On the basis of the reviews and assessments made by Genlyte and Thomas of their systems and equipment and inquiry made of the material suppliers, vendors and customers of Genlyte and Thomas, the Company reasonably believes that the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, will not result in a Material Adverse Effect. Genlyte and Thomas are developing and the Company will continue to develop feasible contingency plans which can and will be used by the Company to adequately ensure uninterrupted and unimpaired business operation in the event of failure of its own or a third party's systems or equipment due to the Year 2000 problem, including those of vendors, customers, and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.

         6.20 SECURITY INTERESTS. (a) Upon the execution and delivery of the Security Agreement and completion of the filings under the Uniform Commercial Code, the security interests created pursuant to the Collateral Documents will constitute a valid first priority security interest in the Collateral described therein securing the Obligations (subject only to Permitted Liens and matters disclosed in SCHEDULE 6.20 and to such qualifications and exceptions as are contained in the Uniform Commercial Code with respect to the priority of security interests perfected by means other than the filing of a financing statement or with respect to the creation of security interests in the property to which the Uniform Commercial Code does not apply) and all action necessary to perfect the security interests so created.

                  (b) Upon the execution and delivery of the Pledge Agreement and delivery of the Pledged Shares thereunder, the security interests created pursuant to the Collateral Documents will constitute a valid first priority security interest in the Pledged Collateral and upon delivery of the Pledged Collateral to the Agent all action necessary to perfect the security interest so created has been taken and completed.

                                   ARTICLE VII
                              AFFIRMATIVE COVENANTS

         So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Banks waive compliance in writing:

         7.01 FINANCIAL STATEMENTS. The Company shall deliver to the Agent, in form and detail satisfactory to the Agent and the Majority Banks, with sufficient copies for each Bank:

                  (a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of a nationally-recognized independent public accounting firm ("INDEPENDENT AUDITOR") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years; PROVIDED, THAT, for the purpose of the report for the period ending December 31, 1998, the period covered shall include only the period from the Closing Date until December 31, 1998. Such opinion shall not be (i) qualified for a going concern, or (2) qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records, and shall be delivered to the Agent pursuant to a reliance agreement between the Agent and Banks and such Independent Auditor in form and substance satisfactory to the Agent;

                  (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ended September 30, 1998), a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries.

         7.02 CERTIFICATES; OTHER INFORMATION. The Company shall furnish to the Agent, with sufficient copies for each Bank:

                  (a) (i) concurrently with the delivery of the financial statements referred to in SUBSECTION 7.01(A), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default; and

                       (ii) concurrently with the delivery of the financial statements referred to in subsection 7.01(b), a certificate of the chief financial officer stating that the computations set forth in the Compliance Certificate delivered pursuant to SECTION 7.02(B) with respect to the distributions permitted under SECTION 8.10(C) or (F) are in conformity with the Code as in effect on such date.

                  (b) concurrently with the delivery of the financial statements referred to in SUBSECTIONS 7.01(A) and (B), a Compliance Certificate executed by a Responsible Officer;

                  (c)  promptly,   such  additional  information  regarding  the
         business, financial or corporate affairs of the Company or any Subsidiary as the Agent, at the request of any Bank, may from time to time reasonably request.

         7.03  NOTICES.  The Company  shall  promptly  notify the Agent and each
Bank:

                  (a) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that reasonably foreseeably will become a Default or Event of Default;

                  (b) of any matter that has resulted or is reasonably expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any material dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any material litigation or proceeding affecting the Company or any Subsidiary; including pursuant to any applicable Environmental Laws;

                  (c) of the occurrence of any of the following events affecting the Company or any ERISA Affiliate (but in no event more than 30 days after such event), and deliver to the Agent and each Bank a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

                           (i) an ERISA Event which could reasonably be expected
                  to have a Material Adverse Effect;

                           (ii) the  Unfunded  Pension  Liability of any Pension
                  Plan shall increase in a manner which could reasonably be expected to have a Material Adverse Effect;

                           (iii)  the  adoption  of,  or  the   commencement  of
                  contributions to, any material Plan subject to Section 412 of the Code by the Company or any ERISA Affiliate; or

                           (iv) the  adoption of any  amendment  to any material
                  Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability.

                  (d) of any material change in accounting policies or financial
         reporting   practices  by  the  Company  or  any  of  its  consolidated
         Subsidiaries; and

                  Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under SUBSECTION 7.03(A) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or reasonably foreseeably will be) breached or violated.

         7.04 PRESERVATION OF EXISTENCE, ETC. The Company shall, and shall cause each Subsidiary to: (a) preserve and maintain in full force and effect its existence and good standing under the laws of its state or jurisdiction of incorporation;

                  (b) preserve and maintain in full force and effect all material governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by
         SECTION 8.03 and sales of assets permitted by SECTION 8.02;

                  (c)  use  reasonable   efforts,  in  the  ordinary  course  of
         business, to preserve its business organization and goodwill; and

                  (d)  preserve  or  renew  all  of  its   registered   patents,
         trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         7.05 MAINTENANCE OF PROPERTY. The Company shall maintain, and shall cause each Subsidiary to maintain, and preserve all its material property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect and except as permitted by SECTION
8.02. The Company and each Subsidiary shall use the standard of care typical in the industry in the operation and maintenance of its facilities.

         7.06  INSURANCE.  The  Company  shall  maintain,  and shall  cause each
Material Subsidiary to maintain, with financially sound and reputable independent insurers, insurance with respect to its material properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

         7.07 PAYMENT OF OBLIGATIONS. The Company shall, and shall cause each Material Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary.

         7.08 COMPLIANCE WITH LAWS. The Company shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist and except where non-compliance is not reasonably expected to have a Material Adverse Effect.

         7.09 COMPLIANCE WITH ERISA. The Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code except where non-compliance is not reasonably expected to have a Material Adverse Effect.

         7.10 INSPECTION OF PROPERTY AND BOOKS AND RECORDS. The Company shall maintain and shall cause each Subsidiary to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Agent or any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, HOWEVER, when an Event of Default exists the Agent or any Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

         7.11 ENVIRONMENTAL LAWS. The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws except where the failure to comply is not expected to have a Material Adverse Effect.

         7.12 USE OF PROCEEDS. The Company shall use the proceeds of the Loans for working capital and other general corporate purposes or an Acquisition not in contravention of any Requirement of Law or of any Loan Document or for distributions and redemptions contemplated by the Operating Agreement and permitted by this Agreement.

         7.13 FURTHER ASSURANCES. (a) If there shall exist any actions, suits, proceedings, claims or disputes pending, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Subsidiaries or any of their respective properties:

                           (i)  which  purport  to  affect  or  pertain  to this
                  Agreement  or  any  other  Loan   Document,   or  any  of  the
                  transactions contemplated hereby or thereby; or

                           (ii) which,  if determined  adversely to the Company,
                  could result in liability for damages in an aggregate amount in excess of 15% of Members' Equity;

then the Company shall promptly notify the Agent of any such actions, suits, proceedings, claims or disputes and, at the request of the Majority Banks, the Company shall (x) pledge or assign to the Agent pursuant to the Pledge Agreement such stock or partnership interests and, in the case of stock, deliver the certificates evidencing such stock, together with undated stock powers executed in blank to the Agent, and (y) grant to the Agent an interest in all Collateral pursuant to the Security Agreement, execute and deliver to the Agent such Collateral Documents as are appropriate therefor as requested by the Agent that creates a Lien thereon securing the Obligations subject in priority only to Permitted Liens existing thereon prior to such acquisition (and not done in contemplation thereof), in each case together with such other documentation, including one or more opinions of counsel satisfactory to the Agent and the Majority Banks which in their reasonable opinion is appropriate.

         (b) The Company agrees that each action  required above by this Section
7.13 shall be completed as soon as possible but in no event later than 15 days after such action is requested to be taken by the Agent or the Majority Banks.


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

                                  ARTICLE VIII
                               NEGATIVE COVENANTS


         So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Banks waive compliance in writing:

         8.01 LIMITATION ON LIENS. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("PERMITTED LIENS"):

                  (a) any Lien existing on property of the Company or any Subsidiary on the Closing Date and set forth in SCHEDULE 8.01 securing Indebtedness outstanding on such date;

                  (b) any Lien created under any Loan Document and junior liens securing the Thomas Note (subordinate to Liens created pursuant to SECTION 7.13 on subordination terms reasonably acceptable to the Majority Banks);

                  (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by SECTION 7.07; PROVIDED THAT no notice of lien has been filed or recorded under the Code;

                  (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

                  (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (f) Liens on the property of the Company or its Subsidiary securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business;

                  (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

                  (h) purchase money security interests on any property acquired or held by the Company or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; PROVIDED THAT (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, and (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed, together with Indebtedness permitted under SUBSECTION 8.05(D), 5% of Members' Equity;

                  (i) Liens securing obligations in respect of import letters of credit incurred by the Company in the ordinary course of its business;

                  (j) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; PROVIDED THAT (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution;

                  (k)  Liens  securing  capital  leases  permitted  pursuant  to
         SECTION 8.05(I); and

                  (l) Liens on the property or assets of a corporation which becomes a Subsidiary after the date hereof securing Indebtedness permitted by SECTION 8.05(J), PROVIDED THAT (1) such Liens existing at the time such corporation became a Subsidiary and were not created in anticipation of the Acquisition, (2) any such Lien does not by its terms cover any property or assets after the time such Person becomes a Subsidiary which were not covered immediately prior thereto, and (3) any such Lien does not by its terms secure any Indebtedness other than Indebtedness existing immediately prior to the existing time as such Person becomes a Subsidiary.

         8.02 The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

                  (a) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

                  (b) to the Company or a Wholly-Owned Subsidiary so long as no Default or Event of Default shall have occurred and is continuing;

                  (c) dispositions not otherwise permitted hereunder which are made for fair market value; PROVIDED, that (i) at the time of any disposition, no Event of Default shall exist or shall result from such disposition, (ii) the aggregate sales price from such disposition shall be paid in cash, and (iii) the aggregate value of all assets so sold by the Company and its Subsidiaries, together, shall not exceed in any fiscal year 5% of Members' Equity.

         8.03 CONSOLIDATIONS AND MERGERS. The Company shall not, and shall not suffer or permit any Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

                  (a) any Subsidiary may merge with the Company; PROVIDED THAT the Company shall be the continuing or surviving corporation, or with any one or more Subsidiaries; PROVIDED THAT if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation;

                  (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Wholly-Owned Subsidiary; and

                  (c) any Person may merge with a Subsidiary of the Company in connection with an Acquisition permitted hereunder.

         8.04 LOANS AND INVESTMENTS. The Company shall not purchase or acquire, or suffer or permit any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company (together, "INVESTMENTS"), except for:

                  (a) Investments held by the Company or Subsidiary in the form of cash equivalents or short term marketable securities;

                  (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

                  (c) extensions of credit by the Company to any of its Wholly-Owned Subsidiaries or by any of its Wholly-Owned Subsidiaries to another of its Wholly-Owned Subsidiaries;

                  (d) Acquisitions by the Company.

         8.05 LIMITATION ON INDEBTEDNESS. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                  (a) Indebtedness of the Company incurred pursuant to this Agreement;

                  (b) Indebtedness of the Company consisting of Contingent Obligations permitted pursuant to SECTION 8.08;

                  (c) Indebtedness of the Company existing on the Closing Date and set forth in SCHEDULE 8.05;

                  (d) Indebtedness of the Company secured by Liens permitted by SUBSECTION 8.01(H) in an aggregate amount outstanding not to exceed 5% of Members' Equity;

                  (e) Indebtedness of the Company incurred in connection with leases permitted pursuant to SECTION 8.09;

                  (f) Indebtedness of the Company to its Members provided that any amount in excess of 20% of the Company's Members' Equity, other than the Thomas Note, must be Subordinated Debt;

                  (g) Subordinated Debt;

                  (h) the Thomas Note;

                  (i) other Indebtedness of the Company and its Subsidiaries not to exceed $25,000,000; and

                  (j) Indebtedness of a Person which becomes a Subsidiary after the date hereof, PROVIDED THAT (i) such Indebtedness existed at the time such corporation became a Subsidiary and was not created in anticipation of the Acquisition and (ii) immediately after giving effect to the Acquisition of such Person by the Company no Default or Event of Default shall have occurred and be continuing.

         8.06 TRANSACTIONS WITH AFFILIATES. The Company shall not, and shall not suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary; provided however that any Indebtedness of the Company to its Members in excess of 20% of the Company's Members' Equity, other than the Thomas Note, must be Subordinated Debt.

         8.07 USE OF PROCEEDS.

                  (a) The Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock in violation of Regulation U, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock in violation of Regulation U, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock in violation of Regulation U, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

                  (b) Other than as contemplated by the Operating Agreement, the Company shall not, and shall not suffer or permit any Subsidiary to, purchase or offer to purchase any shares in any corporation or association or any interest in any other business entity (or to refinance any Indebtedness incurred for such purpose) if such offer or purchase is opposed by such entity's board of directors or other governing body or by shareholders controlling more than 20% of the voting shares of such entity.

         8.08 CONTINGENT OBLIGATIONS. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

                  (a) endorsements for collection or deposit in the ordinary course of business;

                  (b) Contingent Obligations of the Company and its Subsidiaries existing as of the Closing Date and listed in SCHEDULE 8.08;

                  (c) Contingent Obligations with respect to Surety Instruments incurred in the ordinary course of business and not exceeding at any time 20% of Members' Equity in respect of the Company and its Subsidiaries together;

                  (d) Swap Contracts of the Company; and

                  (e) Contingent Obligations with respect to Indebtedness of the Company and its Subsidiaries permitted pursuant to SECTION 8.05(I).

         8.09 LEASE OBLIGATIONS. The Company shall not, and shall not suffer or permit any Subsidiary to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for:

                  (a) leases of the Company and of Subsidiaries in existence on the Closing Date and any renewal, extension or refinancing thereof;

                  (b) operating leases entered into by the Company or any Subsidiary after the Closing Date in the ordinary course of business in an aggregate amount for all rental payments not to exceed 5% of Members' Equity;

                  (c) leases entered into by the Company or any Subsidiary after
         the  Closing  Date  pursuant  to  sale-leaseback   transactions  in  an
         aggregate net present value not to exceed 5% of Members' Equity.

         8.10 RESTRICTED PAYMENTS. The Company shall not, and shall not suffer or permit any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its membership interests, or purchase, redeem or otherwise acquire for value any shares of its membership interests or any warrants, rights or options to acquire such membership interests, now or hereafter outstanding; except that the Company may:

                  (a)  declare  and  make   distributions   payable   solely  as
         membership interests;

                  (b) purchase, redeem or otherwise acquire its members' interests or warrants or options to acquire any such interests with the proceeds received from the substantially concurrent issue of new membership interests;

                  (c) declare or pay Tax Dividends to each Member (including transferees not prohibited under this Agreement);

                  (d) permit any Subsidiary to declare and make dividend payments payable to the Company;

                  (e) make any payments required under SECTIONS 10.4(A) and 10.5(A) of the Company Operating Agreement; and

                  (f) declare or pay cash distributions to the Members (including transferees not prohibited under this Agreement) equal to the greater of (i) $9,375,000 annually or (ii) 50% of the Company's cumulative Net Income since the Closing Date; PROVIDED THAT there is no Default or Event of Default.

         8.11 CHANGE IN BUSINESS. The Company shall not, and shall not suffer or permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Company and its Subsidiaries on the date hereof.

         8.12 ACCOUNTING CHANGES. The Company shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any Subsidiary.

         8.13 FINANCIAL COVENANTS. The Company shall not:

                  (a)  permit  its  ratio  of   consolidated   Indebtedness   to
         consolidated EBITDA as determined at the end of any fiscal quarter to be more than 2.50 to 1.00;


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

                  (b) permit its consolidated Coverage Ratio as determined at the end of any fiscal quarter to be less than 3.00 to 1.00.

         8.14  LIMITATION  ON  OPTIONAL   PAYMENTS  OF  SUBORDINATED   DEBT  AND
MODIFICATIONS OF RELATED DEBT. The Company shall not:

                  (a) make any optional payment or prepayment on or redemption, defeasance or purchase of any Indebtedness (other than Indebtedness under this Agreement and the Thomas Note), including, without limitation, the Subordinated Debt, or amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms relating to the payment or prepayment or principal of or interest on, any such Indebtedness, other than any amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon; or

                  (b) amend in any material respect, modify or restate any provision of the Related Agreements.

                                   ARTICLE IX
                                EVENTS OF DEFAULT

         9.01 EVENT OF DEFAULT. Any of the following shall constitute an "EVENT OF DEFAULT":

                  (a) NON-PAYMENT. The Company fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan or of any L/C Obligation, or (ii) within two (2) days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

                  (b) REPRESENTATION OR WARRANTY. Any representation or warranty by the Company made or deemed made herein, in any other Loan Document, or Genlyte or Thomas in any Related Agreement, or which is contained in any certificate, document or financial or other statement by the Company or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

                  (c) SPECIFIC DEFAULTS. The Company fails to perform or observe any term, covenant or agreement contained in any of SECTION 7.03, 7.09 or 7.13, or in ARTICLE VIII; or

                  (d) OTHER DEFAULTS. The Company or any Subsidiary fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or

                  (e) CROSS-DEFAULT. (i) The Company or any Subsidiary (A) fails to make any payment in respect of any Indebtedness or Contingent Obligation (other than in respect of Swap Contracts), having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (1) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (2) any Termination Event (as so defined) as to which the Company or any Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than $10,000,000; or

                  (f) INSOLVENCY; VOLUNTARY PROCEEDINGS. The Company or any Material Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency
         Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

                  (g) INVOLUNTARY PROCEEDINGS. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Material Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Material Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Material Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S.
         law) is ordered in any Insolvency Proceeding; or (iii) the Company or any Material Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

                  (h) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $10,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $10,000,000; or (iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $10,000,000; or

                  (i) MONETARY JUDGMENTS. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Company or any Material Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $25,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 20 days after the entry thereof; or


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


                  (j) NON-MONETARY JUDGMENTS. Any non-monetary judgment, order or decree is entered against the Company or any Material Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (k) CHANGE OF CONTROL. There occurs any Change of Control; or

                  (l)  COLLATERAL.  To the extent  applicable  (i) any  security interest or Lien granted pursuant to the Security Agreement or the Pledge Agreement shall (except in accordance with its terms), in whole or in material part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Company or other obligor party thereto; (ii) the Company or any other Person shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability and, with respect to any such other Person, such contest shall have a reasonable likelihood of being material and adverse to the interests of the Banks; or (iii) any representation or warranty made by the Company in Section
         3.6 of the Security Agreement or Section 3.2 of the Pledge Agreement shall prove to be incorrect when made in any respect; or

                  (m) RELATED AGREEMENTS. The Company shall default in any material respect under the terms contained in any of the Related Agreements after any applicable period for a cure.

         9.02 REMEDIES. If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Majority Banks,

                  (a) declare the commitment of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated;

                  (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

                  (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;


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

PROVIDED, HOWEVER, that upon the occurrence of any event specified in SUBSECTION
(F) or (G) of SECTION 9.01 (in the case of clause (i) of SUBSECTION (G) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent, the Issuing Bank or any Bank.

         9.03 RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.



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


                                    ARTICLE X
                                    THE AGENT

         10.01 APPOINTMENT AND AUTHORIZATION; "AGENT".

                  (a) Each Bank hereby  irrevocably  (subject to SECTION  10.09)
         appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "AGENT" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

                  (b) The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Majority Lenders to act for such Issuing Bank with respect thereto; PROVIDED, HOWEVER, that the Issuing Bank shall have all of the benefits and immunities (i) provided to the Agent in this ARTICLE X with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "AGENT", as used in this ARTICLE X, included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

         10.02 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         10.03 LIABILITY OF AGENT. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross


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

negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect any Collateral, the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

         10.04 RELIANCE BY AGENT.

                  (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

                  (b) For purposes of determining compliance with the conditions specified in SECTION 5.01, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

         10.05 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "NOTICE OF DEFAULT". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the

Majority Banks in accordance with ARTICLE IX; PROVIDED, HOWEVER, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

         10.06 CREDIT DECISION. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company and its Subsidiaries hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

         10.07 INDEMNIFICATION OF AGENT. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; PROVIDED, HOWEVER, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         10.08 AGENT IN INDIVIDUAL CAPACITY. BofA and its Affiliates may make loans to, Issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally


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

engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent or the Issuing Bank hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent or the Issuing Bank.

         10.09 SUCCESSOR AGENT. The Agent may, and at the request of the Majority Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by the Company, which approval shall not be unreasonably withheld or delayed. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "AGENT" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE X and SECTIONS 11.04 and
11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Majority Banks unless BofA shall also simultaneously be replaced as "ISSUING BANK" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

         10.10 WITHHOLDING TAX

                  (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

                           (i) if such  Bank  claims  an  exemption  from,  or a
                  reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;


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

                           (ii) if such Bank  claims  that  interest  paid under
                  this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement; and

                           (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

                  (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by SUBSECTION (A) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

                  (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including

         Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

                  (f) It is intended that the Company be a third party beneficiary of the Obligations of the Banks under this Section.

         10.11 CO-AGENTS; LEAD MANAGERS. None of the Banks identified on the facing page or signature pages of this Agreement as a "CO-AGENT" or "LEAD MANAGER" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as a "CO-AGENT" or "LEAD MANAGER" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

         10.12 AGENCY PROVISIONS. The Agent, on behalf of all the Banks, shall hold in accordance with the Loan Documents all items of any collateral or interests therein received or held by the Agent. Subject to the Agent's and the Banks' rights to reimbursement for their costs and expenses hereunder (including reasonable attorneys' fees and disbursements and other professional services and the reasonably allocated costs of attorneys employed by the Agent or a Bank), each Bank shall have an interest in the Banks' interest in the Collateral or interests therein in the same proportions that the aggregate Obligations owed such Bank under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Banks, without priority or preference among the Banks.


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


                                   ARTICLE XI
                                  MISCELLANEOUS


         11.01 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) and the Company and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:


                  (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to SECTION 9.02 except as permitted pursuant to SECTION 2.01(B));

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

                  (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (iii) below) any fees or other amounts payable hereunder or under any other Loan Document;

                  (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder;

                  (e) amend this Section, or SECTION 2.14, or any provision herein providing for consent or other action by all Banks; or

                  (f) release any material portion of the Collateral (except as otherwise expressly provided in any Loan Document);

and, PROVIDED FURTHER, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (iii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the party thereto.


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

         11.02 NOTICES

                  (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, PROVIDED THAT any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on SCHEDULE 11.02, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on
         SCHEDULE 11.02; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

                  (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to ARTICLE II, III or X to the Agent shall not be effective until actually received by the Agent, and notices pursuant to ARTICLE III to the Issuing Bank shall not be effective until actually received by the Issuing Bank at the address specified for the "ISSUING BANK" on the applicable signature page hereof.

                  (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

         11.03 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.


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

         11.04 COSTS AND EXPENSES. The Company shall:

                  (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent and Issuing Bank) within five Business Days after demand (subject to SUBSECTION 5.01(D)) for all reasonable costs and expenses incurred by BofA (including in its capacity as Agent and Issuing Bank) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Agent and Issuing Bank) with respect thereto; and

                  (b) pay or reimburse the Agent, the Arranger and each Bank within five Business Days after demand (subject to SUBSECTION 5.01(D)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "WORKOUT" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

         11.05 COMPANY INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify, defend and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "INDEMNIFIED PERSON") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable Attorney Costs but excluding costs addressed by SECTION 11.04(A) and SECTION 7.10 other than as provided in the proviso thereto) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified
Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

         11.06 PAYMENT SET ASIDE. To the extent that the Company makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

         11.07 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

         11.08 ASSIGNMENTS, PARTICIPATIONS, ETC.

                  (a) Any Bank may, with the written consent of the Company at all times other than during the existence of an Event of Default and the Agent and the Issuing Bank, which consents of the Company shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (PROVIDED THAT no written consent of the Company, the Agent or the Issuing Bank and no processing fee shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (each an "ASSIGNEE") all, or any ratable part of all, of the Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Bank hereunder, in a minimum amount of $5,000,000; PROVIDED, HOWEVER, that the Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of EXHIBIT E ("ASSIGNMENT AND ACCEPTANCE") and (iii) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $3,000.

                  (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent and the Company has provided any required consents with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

                  (c) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank pro tanto.

                  (d) Any Bank may at any time sell to one or more commercial banks or other financial institutions not Affiliates of the Company (a "PARTICIPANT") participating interests in any Loans, the Commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that
         (i) the originating Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company, the Issuing Bank and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating
         Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the FIRST PROVISO to SECTION 11.01. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Company hereunder shall be determined as if such Bank had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

                  (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         11.09 CONFIDENTIALITY. Each Bank agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it or on its behalf by the Company or any Subsidiary, or by the Agent on the Company's or such Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from


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

a source other than the Company, PROVIDED THAT such source is not bound by a confidentiality agreement with the Company known to the Bank; PROVIDED, HOWEVER, that any Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process PROVIDED the Company is given prior notice of such process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law PROVIDED the Company is given prior notice of such process; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Bank or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, PROVIDED THAT such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder; (H) as to any Bank or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Bank or such Affiliate; and (I) to its Affiliates.

         11.10 SET-OFF. In addition to any rights and remedies of the Banks provided by law, if an Event of Default exists and the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application.

         11.11 NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC. Each Bank shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

         11.12 COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         11.13 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         11.14 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

         11.15 GOVERNING LAW AND JURISDICTION.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION
         IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

         11.16 WAIVER OF JURY TRIAL. THE COMPANY, THE BANKS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR

ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         11.17 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Company, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York by their proper and duly authorized officers as of the day and year first above written.

                                GENLYTE THOMAS GROUP, LLC


                                By: /s/ Larry K. Powers
                                    ---------------------------------------
                                        Larry K. Powers
                                Title:  President and Chief Executive Officer

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION, as Agent


                                By: /s/ Steve A. Aronowitz
                                    -----------------------------
                                        Steve A. Aronowitz
                                Title:  Managing Director

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION, as
                                Issuing Bank


                                By: /s/ Steve A. Aronowitz
                                    -----------------------------
                                        Steve A. Aronowitz
                                Title:  Managing Director

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION


                                By: /s/ Steve A. Aronowitz
                                    -----------------------------
                                        Steve A. Aronowitz
                                Title:  Managing Director

                                THE BANK OF NEW YORK


                                By: /s/ Edward J. Dougherty III
                                    -----------------------------
                                        Edward J. Dougherty III
                                Title:  Vice President

                                FIRST UNION NATIONAL BANK


                                By: /s/ Gregory B. Wilcox
                                    -----------------------------
                                        Gregory B. Wilcox
                                Title:  Assistant Vice President

                                FLEET BANK, N.A.


                                By: /s/ Lucia D. Gibbons
                                    -----------------------------
                                        Lucia D. Gibbons
                                Title:  Senior Vice President

                                HARRIS TRUST AND SAVINGS BANK



                                By: /s/ Kwang S. Son
                                    -----------------------------
                                        Kwang S. Son
                                Title:  Assistant Vice President

                                NATIONAL CITY BANK OF KENTUCKY


                                By: /s/ Deroy Scott
                                    -----------------------------
                                        Deroy Scott
                                Title:  Vice President

                                NBD BANK, N.A.


                                By: /s/ Randall K. Stephens
                                    -----------------------------
                                        Randall K. Stephens
                                Title:  First Vice President

                                SUNTRUST BANK, NASHVILLE, N.A.


                                By: /s/ Scott T. Corley
                                    -----------------------------
                                        Scott T. Corley
                                Title:  Vice President